                                                                  Exhibit 10.2.5

                           AMENDMENT NO. 5 AND WAIVER

         AMENDMENT NO. 5 AND WAIVER (this "Amendment") dated as of March 25, 2002, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, the Lenders named on the signature pages hereof, and BNP PARIBAS, as successor-in-interest to Banque Paribas, New York Branch, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995, and amended as of April 8, 1998, August 19, 1998, July 8, 1999, and March 26, 2001 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

         WHEREAS, Canyon Resources Corporation (the "Guarantor"), the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995, and amended as of April 8, 1998, August 19, 1998, July 8, 1999, and March 26, 2001 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

         WHEREAS, the Company has requested that the Loan Agreement be further amended and that certain matters be waived by the Lenders, subject and pursuant to the terms and conditions of this Amendment and subject to the condition precedent that Guarantor execute the Waiver attached hereto as Exhibit A;

         NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto agree as follows:

         Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Conditions Precedent. The agreements set forth in Sections 3 and 4 of this Amendment shall be subject to the satisfactory completion, in the Lenders' sole opinion, of the following conditions:

                  (a) The Company, the Guarantor and the Lenders shall have entered into a Waiver relating to the Guarantee Agreement substantially in the form of Exhibit A hereto; and

                  (b) The Lenders receive an Officer's Certificate that no Event of Default, which is not otherwise being waived by the terms hereof, under the Loan Agreement shall have occurred and be continuing.

         Section 3. Amendments. The Loan Agreement is amended as follows:

                  (a) Schedule II to the Loan Agreement hereby is amended in its entirety and replaced by the Schedule II set forth in Exhibit B to this Amendment.

                  (b) The following new Section 8.29 is added to the Loan
         Agreement:

                  "8.29 Limitations on Payments of Trade Accounts Payable. To the extent that Borrower reduces total trade accounts payable below the following amounts, the Lenders will receive payments, which shall be applied to the Principal balance due, equal to such reductions: U.S. $3.5 million prior to June 30, 2002; U.S. $3.0 million prior to December 31, 2002; and U.S. $2.5 million prior to June 30, 2003."

                  (c) Section 2.10 of the Loan Agreement is amended to include a new Section 2.10(j), which shall read in its entirety as follows:

                  "(j) The Borrower shall prepay the outstanding amount of the Loans in an amount equal to fifty percent (50%) of the amount in excess of U.S. $2,000,000 that Guarantor or any Subsidiary (as defined in the Guarantee and Pledge Agreement) receives, net of any required payments to Phelps Dodge Corporation, (which is entitled to receive one-third (1/3) of net proceeds received as a result of a court judgment or settlement in the takings lawsuits) or to any third parties that participate in the funding of the lawsuit against the State of Montana that have been filed by certain Subsidiaries of the Guarantor, to wit: Seven Up Pete Venture, et al. v. Judy Martz, Governor of the State of Montana, et al., Cause No. 00-13-H-CCL, United States District Court, District of Montana; and Seven Up Pete Venture, et al. v. State of Montana, et al., Cause No. BDV-2000-250, District Court of Lewis and Clark County, Montana, including any appeals thereof."

         Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 2 above, but effective on and as of the date hereof, the Lenders hereby waive: (i) the following Events of Default, and (ii) the Company's compliance with the following requirements and obligations under the Loan Agreement through June 30, 2003, or repayment in full of the Loans, whichever first occurs:

                  (a) Any Event of Default under Section 2.08 with respect to the January, 2002, and February, 2002 principal payments; and

                  (b) Compliance with Section 8.26 of the Loan Agreement;

                  (c) Compliance with Section 8.27 of the Loan Agreement;

                  (d) Any existing Event of Default under Section 8.16(d); and

                  (e) Compliance with Sections 8.06 (other than the second sentence of that Section), 8.12(b), 8.13, 8.16(d), 8.17(c) (but only if the cumulative amount of lien claims at any one time do not exceed $500,000), and 8.28 of the Loan Agreement.

                  Section 5. Documents Otherwise Unchanged. Except as herein provided, the Loan Agreement shall remain unchanged and in full force and effect, and each reference to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                  Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.

                                     "BORROWER"
                                      --------

                                     CR BRIGGS CORPORATION

                                     By:    /s/ Gary C. Huber
                                            -----------------------------------
                                     Name:  Gary C. Huber
                                            -----------------------------------
                                     Title: Vice President
                                            -----------------------------------

                                     "AGENT"
                                      -----

                                     BNP PARIBAS, as agent for the Lenders

                                     By:    /s/ Sean Finnegan. Gina Clemente
                                            -----------------------------------
                                     Name:  Sean Finnegan, Gina Clemente
                                            -----------------------------------
                                     Title: Assistant Vice President, Director
                                            -----------------------------------

                                      "LENDERS"
                                       -------

                                      BNP PARIBAS

                                      By:       /s/ Gina Clemente
                                                -------------------------------
                                      Name:     Gina Clemente
                                                -------------------------------
                                      Title:    Director
                                                -------------------------------

                                      By:       /s/ Barry Liu
                                                -------------------------------
                                      Name:     Barry Liu
                                                -------------------------------
                                      Title:    Vice President
                                                -------------------------------

                                      BAYERISCHE HYPO-UND VEREINSBANK AG,
                                      NEW YORK BRANCH

                                      By:       /s/ Andrew Leon
                                                -------------------------------
                                      Name:     Andrew Leon
                                                -------------------------------
                                      Title:    Director
                                                -------------------------------

                                      By:       /s/ Carmen De Paula
                                                -------------------------------
                                      Name:     Carmen De Paula
                                                -------------------------------
                                      Title:    Associate Director
                                                -------------------------------

                                      NM ROTHSCHILD & SONS LIMITED

                                      By:       /s/ C. Coleman
                                                -------------------------------
                                      Name:     C. Coleman
                                                -------------------------------
                                      Title:    Director
                                                -------------------------------

                                      By:       /s/ N. A. Wood
                                                -------------------------------
                                      Name:     Nicholas A. Wood
                                                -------------------------------
                                      Title:    Assistant Director
                                                -------------------------------

                                    EXHIBIT A

                AMENDMENT NO. 3 TO GUARANTEE AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 3 TO GUARANTEE AGREEMENT AND WAIVER (this "Waiver") dated as of March 25, 2002, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, CANYON RESOURCES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor"), the Lenders named in the signature pages hereof, and BNP PARIBAS, as successor-in-interest to Banque Paribas, New York Branch, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995, and amended as of April 8, 1998, August 19, 1998, July 8, 1999, and March 26, 2001 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

         WHEREAS, the Guarantor, the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998, August 19 1998, July 8, 1999, and March 26, 2001 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

         WHEREAS, the Company has requested that the Loan Agreement be amended and that certain matters be waived by the Lenders in an amendment and waiver agreement ("Amendment No. 5 and Waiver") among the Company, the Lenders and the Agent dated as of March 25, 2002.

         WHEREAS, it is a condition precedent to the amendments contained in the Amendment No. 5 and Waiver that this Waiver be executed.

         NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent hereby agree as follows:

         Section 1. Definitions. Terms used by not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders that each of the representations and warranties set forth in Sections 3.01, 3.03, 3.04, 3.05, 3.06, 3.07 and 3.08 of the Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof. Guarantor further represents and warrants that no other Events of Default have occurred, other than those that have been waived in writing pursuant to the Loan Agreement or Guarantee Agreement.

         Section 3. Effectiveness. This Waiver shall become effective as of March 25, 2002: (a) upon the execution and delivery of this Waiver by the Company, the Guarantor, the Agent and each Lender, and (b) upon the execution and delivery of the Amendment No. 5 and Waiver and the satisfaction of all conditions specified therein.

         Section 4. Amendments to Guarantee Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 above, but effective on and as of the date above, the Guarantee Agreement shall be amended as follows:

                  (a) Section 2.02 of the Guarantee Agreement is amended by adding the following Section 2.02(g):

                  "(g) Montana Litigation Proceeds. Within thirty (30) days of receipt by Guarantor or any of its Subsidiaries, of net proceeds in excess of U.S. $2,000,000 from the litigation, as described in Section 2.10(j) of the Loan Agreement, the Guarantor shall use, or cause the Subsidiary to use, fifty percent (50%) of such excess to prepay the Loans in accordance with Section 2.10(j) of the Loan Agreement in Dollars in immediately available funds."

                  (b) Section 5.06 of the Guarantee Agreement is amended to change the $30,000,000 figure to $25,000,000.

         Section 5. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 3 above, but effective on and as of the date hereof, the Lenders hereby waive compliance with the following provisions of the Guarantee Agreement, through June 30, 2003, or whenever the Loans have been repaid in full, whichever first occurs:

                  (a) Section 5.03; provided, however, that this Waiver of
         Section 5.03 is limited to the property interests located in Montana that are to be offered through auction by certain of Guarantor's Subsidiaries and further provided and on the condition that fifty percent (50%) of any net proceeds received through the sale of these property interests shall be paid to the Lenders within thirty (30) days after receipt of same by Guarantor or Guarantor's Subsidiary, up to an amount equal to 100% of the then current outstanding loan balance.

                  (b) Section 5.07; and

                  (c) Section 5.08.

         Section 6. Documents Otherwise Unchanged. Except as herein provided, the Guarantee Agreement shall remain unchanged and in full force and effect, and each reference to the Guarantee Agreement shall be a reference, to the Guarantee Agreement, as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 7. Affirmation of Guarantee. The Guarantor affirms (i) that all references in the Guarantee Agreement to the Loan Agreement (including amounts from time to time owing to the Lenders or the Agent by the Borrower under the Loan Agreement) are to be construed as references to the Loan Agreement as amended as of the date hereof, including Amendment No. 5 and Waiver and (ii) that the Guarantor's guarantee obligations under the Guarantee Agreement remain in full force and effect.

         Section 8. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver by signing any such counterpart.

         Section 9. Binding Effect. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.

                                      "BORROWER"

                                      CR BRIGGS CORPORATION

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      "AGENT"

                                      BNP PARIBAS, as agent for the Lenders

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      "LENDERS"

                                      BNP PARIBAS

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      BAYERISCHE VEREINSBANK AG,
                                      NEW YORK BRANCH

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      NM ROTHSCHILD & SONS LIMITED

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      "GUARANTOR"

                                      CANYON RESOURCES CORPORATION

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                    EXHIBIT B

                                   Schedule II

                       Principal Payment Date               Principal Payment
                       ----------------------               -----------------
                   (Last Business Day of the Month)
                   March 2002                                    $100,000
                   April 2002                                    $100,000
                   May 2002                                      $100,000
                   June 2002                                     $100,000
                   July 2002                                     $275,000
                   August 2002                                   $100,000
                   September 2002                                $100,000
                   October 2002                                  $100,000
                   November 2002                                 $100,000
                   December 2002                                 $400,000
                   January 2003                                  $441,162
                   February 2003                                 $409,340
                   March 2003                                    $548,968
                   April 2003                                    $307,786
                   May 2003                                      $164,410
                   June 2003                                     $202,565




                                       1